UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 12, 2006

RAMCO-GERSHENSON PROPERTIES TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10093	13-6908486
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan		48334
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-350-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2006 (the "Grant Date"), Ramco-Gershenson Properties Trust (the "Registrant"), based on the recommendation of the Compensation Committee of the Board of Trustees, granted 3,703 restricted shares to Thomas Litzler, Executive Vice President of the Registrant. The restricted shares were issued under the Registrant’s 2003 Long-Term Incentive Plan and are subject to a restricted stock agreement, the form of which is filed hereto as Exhibit 10.1 and is incorporated by reference herein.

On June 14, 2006, the independent members of the Registrant’s Board of Trustees received their annual grant of 2,000 stock options under the Registrant’s 2003 Non-Employee Trustee Stock Option Plan. The exercise price of the stock options is $26.68. The stock options are subject to a stock option award agreement, the form of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Form of Restricted Stock Award Agreement Under 2003 Long-Term Incentive Plan.

Exhibit 10.2 Form of Trustee Stock Option Award Agreement Under 2003 Non-Employee Trustee Stock Option Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

June 16, 2006	By:	Richard J. Smith

Name: Richard J. Smith
Title: Chief Financial Officer, Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement Under 2003 Long-Term Incentive Plan.
10.2	Form of Trustee Stock Option Award Agreement Under 2003 Non-Employee Trustee Stock Option Plan.